                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.

Principal Executive Officer:


                                          Director and Chairman of the Board
                                          and Chief Executive Officer

/s/ Leslie G. McCraw
___________________________
Leslie G. McCraw

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of FLUOR CORPORATION, a Delaware corporation ("Fluor"), does hereby constitute and appoint LAWRENCE N. FISHER and P. JOSEPH TRIMBLE, and either of them, with full power to act without the other, as his true and lawful attorneys-in-fact and agents, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of Fluor common stock issuable pursuant to the grant of awards under the Stock Plan for Non-Employee Directors covered by said Registration Statement, and to file such Registration Statement, with any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys-in-fact and agents, and either of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 6th day of April, 1995.

Principal Financial and Accounting Officer:


                                     Vice President and Chief Financial Officer

/s/ J. M. Conaway
___________________________
J. M. Conaway